SCHEDULE 14A

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SCHEDULE 14A INFORMATION

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ClearSign Combustion Corporation

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PRELIMINARY COPY—SUBJECT TO COMPLETION DATED NOVEMBER 19, 2018

CLEARSIGN COMBUSTION CORPORATION

12870 Interurban Avenue South

Seattle, Washington 98168

REQUEST REVOCATION STATEMENT

BY

THE BOARD OF DIRECTORS OF CLEARSIGN COMBUSTION CORPORATION

IN OPPOSITION TO

A REQUEST SOLICITATION BY ANTHONY DIGIANDOMENICO

November [___], 2018

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD REQUEST REVOCATION CARD TODAY

This Request Revocation Statement (“Request Revocation Statement”) is being sent by the current Board of Directors (the “Board”) of ClearSign Combustion Corporation, a Washington corporation (“ClearSign,” the “Company,” “we,” “us,” and “our,”), to the holders of outstanding shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), in connection with the Board’s opposition to the solicitation statement (the “DiGiandomenico Request Solicitation”) made by Anthony DiGiandomenico. This Request Revocation Statement and the enclosed GOLD Request Revocation Card are first being mailed to shareholders on or about November [___], 2018.

Mr. DiGiandomenico is asking you to join him in demanding the Company hold a special meeting of its shareholders for the purpose of removing our current directors and replacing them with a slate of nominees selected solely by him. In other words, Mr. DiGiandomenico wants you to turn over control of the Board and the Company to him. The Board asks you to consider whether Mr. DiGiandomenico, a holder of 0.42% of the Company’s Stock, should be able to take control of the Board with his slate of five nominees, none of whom have yet been formally disclosed to you or to the Company.

Your Board always welcomes constructive input from all shareholders, including from Mr. DiGiandomenico. This is particularly the case recently with respect to our ongoing Board refreshment and management transition processes already well underway. Indeed, we recently added Ms. Meline to the Board in February 2018 after she was recommended by Mr. DiGiandomenico to us. As part of our multiple attempts to resolve our differences with Mr. DiGiandomenico through settlement, we also recently proposed to hold our annual shareholder meeting earlier than usual in 2019 for shareholders to more expeditiously consider proper and valid proposals from him. We made this constructive proposal to accommodate Mr. DiGiandomenico’s desire to have certain business brought before you as quickly as possible, while sparing the Company and all shareholders the cost, distraction and duplication of having an annual and special meeting with little time lapsing in between.

We continue to welcome Mr. DiGiandomenico’s and the rest of our shareholders’ fundamental right to formally and informally take part in the election of directors and other proposals that may properly and validly come before meetings of shareholders. A special meeting, however, is, in our view and under the current circumstances, unnecessary and not in the best interests of the Company and all shareholders for the reasons set forth in the section of this Request Revocation Statement titled “Reasons to Reject Mr. DiGiandomenico’s Request.”

The Board urges you to reject the request by Mr. DiGiandomenico to schedule a special meeting and to rely instead on the process provided by the annual meeting of shareholders. Through this process, the independent Nominating and Corporate Governance Committee and the shareholder nomination process, which is available to Mr. DiGiandomenico, work together to create a Board that meets the needs of the Company and serves the best interests of all of our shareholders.

You may have received a White Request Card from Mr. DiGiandomenico. Please note that you are not required to consent to calling a special meeting, and you are not required to complete or deliver any request card to Mr. DiGiandomenico’s agent. We ask that you do the following:

Take no action in response to the solicitation by Mr. DiGiandomenico and do not sign any White Request Card sent to you by Mr. DiGiandomenico;

If you have signed Mr. DiGiandomenico’s White Request Card, you may revoke that consent by signing, dating and immediately mailing a later dated GOLD Request Revocation Card, which is enclosed; and

Even if you have not submitted a White Request Card to Mr. DiGiandomenico’s agent, you may nevertheless communicate that you do not believe a special meeting is necessary or express your opposition to calling a special meeting by signing, dating and mailing the accompanying GOLD Request Revocation Card to us.

YOUR BOARD HAS UNANIMOUSLY DETERMINED THAT MR. DIGIANDOMENICO’S SOLICITATION IS NOT IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS

YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU
NOT SIGN ANY WHITE REQUEST CARD SENT TO YOU BY MR. DIGIANDOMENICO OR HIS AGENT

WHETHER OR NOT YOU HAVE PREVIOUSLY EXECUTED THE WHITE REQUEST CARD, YOUR BOARD URGES YOU TO
SIGN, DATE AND DELIVER THE ENCLOSED GOLD REQUEST REVOCATION CARD

In accordance with Washington law and the Company’s bylaws, the record date for determining the shareholders entitled to demand a special meeting is the first date on which a signed written request is delivered to the Company. Mr. DiGiandomenico anticipates delivering a signed written request to the Company’s principal place of business on [_______], 2018 (the “Record Date”). Only shareholders of record as of the Record Date may execute, withhold or revoke requests with respect to the DiGiandomenico Request Solicitation. As of the Record Date, there were [ ] shares of the Company’s Common Stock outstanding. Each share of the Company’s Common Stock outstanding as of the Record Date will be entitled to one vote.

In order for the request to call a special meeting to be effective, the Company must receive properly completed and unrevoked written requests signed by a sufficient number of shareholders within 60 days of the Record Date. Therefore, Mr. DiGiandomenico will need to deliver properly completed and unrevoked written requests to call the special meeting from holders of at least 10% of the shares of our Common Stock outstanding as of the close of business on [__________], 2018.

THE COMPANY IS SEEKING ONLY A REVOCATION OF WHITE REQUEST CARDS RELATING TO THE CALLING OF THE SPECIAL MEETING. THE COMPANY IS NOT CURRENTLY SEEKING YOUR PROXY WITH RESPECT TO ANY MATTER.

If you have any questions about giving your consent revocation or require assistance, please contact:

1407 Broadway

New York, New York 10018

Please Call Toll Free: 800-322-2885

Email: proxy@mackenziepartners.com

FORWARD-LOOKING STATEMENTS

This Request Revocation Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements are subject to risks, uncertainties and assumptions and are identified by words such as “expects,” “estimates,” “projects,” “anticipates,” “believes,” “intends,” “plans,” “may,” “pending,” “continues,” “should,” “could” and other similar words. In particular, these include statements relating to future actions; prospective products, applications, customers, or technologies; future performance or results of prospective products; future expenses; and future financial results. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations or projections. All statements, other than statements of historical facts, included in this Request Revocation Statement that address activities, events or developments that ClearSign expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on assumptions made by ClearSign based on its experience, perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond ClearSign’s control. These risks include, but are not limited to, our limited operating history; our ability to successfully develop and implement our technology; emerging competition and rapidly advancing technology in our industry that may outpace our technology; change in government regulations that could substantially reduce, or even eliminate, the need for our technology; the impact of competitive or alternative products, technologies and pricing; and our success at managing these risks.

These and other risks are further described in ClearSign’s annual report on Form 10-K for the year ended December 31, 2017, subsequent quarterly reports on Form 10-Q, and other reports filed with the Securities and Exchange Commission (the “SEC”), which can be reviewed at http://www.sec.gov, or which can be received by contacting ClearSign at 12870 Interurban Avenue South, Seattle, Washington 98168, (206) 673-4848. Investors are cautioned that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. Except as required by law, ClearSign disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. ClearSign assumes no obligation to update any forward-looking statement as of any future date.

DESCRIPTION OF THE DIGIANDOMENICO REQUEST SOLICITATION

As set forth in the DiGiandomenico Request Solicitation and related materials filed with the SEC, Mr. DiGiandomenico is soliciting your agreement to join him in demanding a special meeting of the Company’s shareholders to vote on the following proposals (collectively, the “DiGiandomenico Proposals”) to:

(i)	remove, without cause, the five current directors from the Board and any person nominated, appointed or elected to the Board to fill any vacancy or newly-created directorship prior to the time that any of the actions proposed to be taken by the DiGiandomenico Request Solicitation may become effective;

(ii)

consider five nominees (the “DiGiandomenico Nominees”) as directors to replace the current Board to serve as directors on the Board until the 2019 annual meeting of shareholders and until their respective successors are duly elected and qualified, in opposition to the Company’s director nominees;

(iii)

approve the repeal of each provision or amendment to the Company’s articles of incorporation and by-laws since November 14, 2011, the last date that both the certificate of incorporation and by-laws were filed publicly with the Securities and Exchange Commission, that is or has been adopted by the Board (and not by the shareholders of the Company) subsequent to November 14, 2011;

(iv)	vote for the ratification of the appointment of Gumbiner Savett Inc. as the Company’s independent registered public accounting firm for the year ending December 31, 2018; and

(v)	transact such other business as may properly come before the special meeting.

REASONS TO REJECT MR. DIGIANDOMENICO’S REQUEST

Mr. DiGiandomenico asks that you join him in calling for a special meeting of the Company’s shareholders to, among other things, remove the five members of your duly elected (or in the case of Mr. Hoffman, appointed) Board and replace them with the DiGiandomenico Nominees.

As noted below, there are several compelling reasons to refuse to join with Mr. DiGiandomenico in calling for a special meeting and to reject the DiGiandomenico Proposals:

The Board Appointed Two New Independent Directors in 2018 and Continues to Actively Recruit Highly

Qualified Candidates to Refresh the Board

Mr. DiGiandomenico says in his solicitation that he has had discussions with management about changing or adding to the directors and re-evaluating management. His solicitation goes on to say that he is seeking to call the special meeting to give shareholders the opportunity to consider new directors to lead the Company. In fact, members of the Board informed Mr. DiGiandomenico that the Board agrees that new members are vital to energizing the Company and that refreshing the members of the Board is in the best interests of our shareholders. During 2018, we added two new directors (one of whom was introduced to us by Mr. DiGiandomenico). Furthermore, the Board established a set of qualifications that it believes will add depth to the experience of our current directors and is working both individually and with the National Association of Corporate Directors on this recruiting effort.

We Believe that the Undisclosed DiGiandomenico Nominees, if Elected at a Special Meeting, Will Represent the

Interests of a Minority of the Company’s Shareholders

Mr. DiGiandomenico wants to pick the directors for which you will vote without the benefit of understanding current developments at the Company. Mr. DiGiandomenico wants to hold the special meeting to present his slate of directors, which we believe will include himself, selected solely by him. We believe that the demand for a special meeting by Mr. DiGiandomenico is an attempt to disrupt the Board’s announced orderly process for recruiting new directors. We do not believe that the addition of the DiGiandomenico Nominees is in the best interests of the Company and its shareholders because these directors will be chosen solely by Mr. DiGiandomenico without consideration of the many developments currently underway at the Company including C-Suite leadership changes. The Board believes that it is not in the best interest of all shareholders to give a minority shareholder control over the Board and the Company. However, if Mr. DiGiandomenico wishes to propose a slate of directors in opposition to the slate of directors proposed by the Company, he may do so at an annual meeting. This will save the Company the time and expense required to hold both an annual and a special meeting.

Furthermore, we believe the Mr. DiGiandomenico Request Solicitation does not adequately address our serious concerns as it fails to disclose the identity of the DiGiandomenico Nominees nor definitively state the proposals which shareholders will be asked to vote on at the special meeting, stating: “Mr. DiGiandomenico, at the time of the solicitation of proxies for specific proposals, may adjust the specifics of the Proposals to change the persons to be removed from the board of directors in the first instance and add to or remove parts of some or all of the Proposals.” The Board believes it is inequitable for the Company’s shareholders to be asked to provide “blank check” consent for Mr. DiGiandomenico to call a special meeting and the Board urges shareholders to require Mr. DiGiandomenico to identify the DiGiandomenico Nominees and proposals for which shareholders will ultimately be asked to vote on prior to asking for their consent to call such special meeting.

We Believe a Special Meeting is a Costly, Distracting and Unnecessarily Duplicative Effort as the Board Has

Already Committed to Holding the Company’s Annual Meeting on an Expedited Basis

Mr. DiGiandomenico says in his solicitation that he believes that shareholders must act now, rather than wait for the annual meeting to propose new directors. However, we indicated to Mr. DiGiandomenico that we will, to the extent we can complete our audited financial statements and comply with the rules and regulations of the SEC, advance the date of the annual meeting of shareholders, which we usually hold in May. After discussions with our auditors, we believe that, under the best of circumstances, the earliest date on which we could hold a special meeting would be late February or early March 2019. The Board is amenable to advancing the annual meeting in order to avoid the cost and distraction of a proxy contest and so that the special meeting need not be held. We believe that limiting the expense and the drain on management’s time required to prepare for both a special meeting and an annual meeting, which would be held within a few weeks of each other, is in the best interests of our shareholders.

The special meeting and the annual meeting could be held within less than a month of each other. We believe this is not a good use of the Company’s funds. While we cannot yet determine when a special meeting would be held because no demand has yet been made, it is too late in the year to schedule the special meeting during 2018. We must comply with provisions of the Washington Business Corporation Act, the rules of the Nasdaq Stock Market, our bylaws and the federal securities laws before we can hold a special meeting or an annual meeting. Pursuant to the requirements of the Washington Business Corporation Act and the rules of the Nasdaq Stock Market, we are required to hold an annual meeting of shareholders at least once each year. Given the preparations necessary to hold a shareholders meeting, we do not believe that a special meeting could be held earlier than late February or early March 2019. We told Mr. DiGiandomenico that we would agree to advance the date of the annual meeting. Mr. DiGiandomenico continues to insist that we hold a special meeting. If we hold both a special meeting and an annual meeting, they will be held within a close proximity in time. As a result, we will be required to pay the expenses related to both meetings, including legal fees for review of both proxy statements, filing fees related to both proxy statements and printing and mailing costs related to both proxy statements. If Mr. DiGiandomenico wishes to propose a slate of directors for election, he can do so in conjunction with the annual meeting. This will save the Company the unnecessary expense related to preparing for both a special meeting and an annual meeting. The funds used to prepare for a special meeting can be put to better use in the Company’s operations and delivering value.

Finally, Mr. DiGiandomenico wants to hold a special meeting to ask you to repeal amendments to our articles of incorporation and bylaws. Aside from the fact that the automatic repeal of any duly adopted amendment to the articles of incorporation or the bylaws, irrespective of its content, would have the effect of repealing one or more properly adopted amendments determined by the Board to be in the best interests of the Company and its shareholders, this proposal can be voted on at the annual meeting. There is no need to call a special meeting to take this action.

We Believe Mr. DiGiandomenico is Misusing the Company’s Corporate Mechanics by Including an Auditor

Ratification Proposal Merely to Obtain a Quorum at a Special Meeting

Our shareholders ratified our choice of auditor at the 2018 annual meeting. Mr. DiGiandomenico is, we believe, looking for a way to obtain a quorum for the special meeting, if it is held. One of the proposals to be voted on at the special meeting, if it is held, is to ratify our choice of independent public accounting firm for the 2018 year. We believe this proposal is designed to further Mr. DiGiandomenico’s plan to disrupt our Board’s orderly process to find new directors. By including this proposal, which is a routine matter on which brokers may vote if shareholders do not, brokers would vote to affirm the choice of independent public accounting firm, thereby increasing the likelihood that the special meeting will have a quorum to transact business. However, brokers may not vote on a proposal made by a shareholder which is being opposed by management or is the subject of a counter-solicitation, so including this proposal is meaningless. The Company’s shareholders present at the 2018 annual meeting approved the choice of the same independent public accounting firm that Mr. DiGiandomenico intends to recommend by an overwhelming majority. There is no need to call a special meeting to ratify the choice of independent public accounting firm a second time. As is customary, we will ask our shareholders to ratify our choice of independent public accounting firm for 2019 at the annual meeting.

We Believe Mr. DiGiandomenico’s Solicitation Might Violate the Company’s Agreements with clirSPV LLC and

Result in Sizable Change of Control Payments

Mr. Hoffman was appointed to the Board pursuant to a voting agreement, dated as of July 20, 2018, unanimously approved by the Board (including a director recommended to the Board by Mr. DiGiandomenico) as partial consideration for clirSPV LLC’s $11.7 million equity investment in the Company. We believe Mr. DiGiandomenico’s efforts to remove all of the members of the Board, including Mr. Hoffman, might violate the Company’s agreements with clirSPV LLC. In addition, we believe Mr. DiGiandomenico’s attempt to remove and replace the entirety of the Board may trigger certain change of control payments under the Company’s material agreements with its employees and executive officers, including the automatic vesting of certain stock options held by the Company’s executive officers to the detriment of the Company’s shareholders. We believe these occurrences pose a material risk to the Company, which has not been addressed in the DiGiandomenico Request Solicitation.

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YOUR BOARD URGES SHAREHOLDERS TO REJECT MR. DIGIANDOMENICO’S REQUEST AND TO REVOKE ANY PREVIOUSLY SUBMITTED WHITE REQUEST CARD

PLEASE SIGN, DATE AND MAIL

THE ENCLOSED GOLD REQUEST REVOCATION CARD TODAY

DO NOT DELAY. IN ORDER TO HELP ENSURE THAT THE CURRENT BOARD IS ABLE TO ACT IN YOUR BEST INTERESTS AND IN THE BEST INTERESTS OF THE COMPANY. PLEASE SIGN, DATE AND DELIVER THE ENCLOSED GOLD REQUEST REVOCATION CARD USING THE ENCLOSED PRE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU HAVE SIGNED THE WHITE REQUEST CARD FROM MR. DIGIANDOMENICO.

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BACKGROUND OF MR. DIGIANDOMENICO’S REQUEST SOLICITATION

Following is a chronology of material events leading up to Mr. DiGiandomenico’s request solicitation. Ms. Susanne Meline, Dr. Lon Bell and Messrs. Pirnat, Isaacson and Hoffman are current members of our Board. Mr. Jeffrey Ott was a member of our Board until his resignation on October 1, 2018. Mr. Hoffman is the managing member of GPCLIRSPV LLC that, in turn, is the managing member of clirSPV LLC, an owner of 5,213,543 shares of our Common Stock or approximately 19.5% of the shares of Common Stock outstanding.

MDB Capital Group LLC (“MDB”) has acted as both an underwriter and a placement agent for the Company since 2012. Mr. DiGiandomenico is a principal of MDB. In exchange for its underwriting and placement agency services, we have paid to MDB approximately $2.7 million.

In February 2018, Mr. DiGiandomenico, in conversations with the Company’s directors, suggested that the Board add persons with investment experience to the Board and introduced the directors to Susanne Meline. Ms. Meline has been an investor in the Company’s securities both prior and subsequent to its initial public offering. Ms. Meline brings small company investment expertise to the Company. Mr. DiGiandomenico also expressed his hope that there would be further changes in the Company’s governance, including refreshing the members of the Board and separating the positions of Chief Executive Officer and Chairman.

On February 23, 2018, Mr. DiGiandomenico purchased 112,733 shares of the Company’s Common Stock.

On September 21, 2018, Mr. DiGiandomenico wrote an email to the members of the Board, Louis Basenese, the Company’s Vice President of Corporate Communications, and Mr. DiGiandomenico’s legal counsel. In this email, Mr. DiGiandomenico indicated that he and other shareholders had lost faith in the management of the Company. In the email, Mr. DiGiandomenico suggested that Jeffrey Ott and Scott Isaacson resign from the Board and that the Board appoint Alex Tokman, Manuel Menendez and Mr. DiGiandomenico to the Board.

On September 27, 2018, ClearSign and Mr. DiGiandomenico entered into a confidentiality agreement to enable the Company to share confidential information with Mr. DiGiandomenico.

On September 28, 2018, Mr. DiGiandomenico initiated a telephone call with Dr. Lon Bell and Ms. Susanne Meline in which Mr. DiGiandomenico asked for the resignation of legacy directors. Dr. Bell and Ms. Meline told Mr. DiGiandomenico that the Company’s management would reflect some changes in a few days. Subsequently, Mr. Ott resigned from the Board for personal reasons and Mr. Pirnat announced his retirement as an executive officer of the Company but would be continuing on as a director. This information was disclosed in a Current Report on Form 8-K filed by the Company on October 1, 2018.

On September 28, 2018, Mr. DiGiandomenico wrote an email to Ms. Meline, Mr. Hoffman and Dr. Bell and copied Mr. Tokman on the email. The email introduced Mr. Tokman. Mr. DiGiandomenico asked the directors to make Mr. Tokman’s acquaintance.

On October 4, 2018, Dr. Bell sent an email to Mr. DiGiandomenico indicating that he had spoken with Mr. Tokman on the telephone. He said that he would talk to others at the Company about the role that Mr. Tokman might take in the Company.

On October 5, 2018, Mr. DiGiandomenico wrote an email to Dr. Bell stating that the shareholders should decide on new directors at a special meeting called for that purpose.

On October 4, 2018, Dr. Bell forwarded Mr. Tokman’s resume to Ms. Meline and suggested that she get in touch with Mr. Tokman. Ms. Meline contacted Mr. Tokman by email on October 9, had a telephone call with him on October 11, forwarded his resume to Mr. Hoffman on that date, and on October 19 asked Mr. Tokman for permission to submit his resume to the National Association of Corporate Directors for consideration as part of the search for new directors.

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On October 23, 2018, Ms. Meline had a telephone conversation with Mr. DiGiandomenico during which he reiterated his opinion that it was necessary for the Board to undertake a complete evaluation of the Company’s strategy and that current Board members either did not have the requisite experience in this area or time available for this endeavor. Mr. DiGiandomenico offered to serve on the Company’s Board along with Mr. Tokman in order to assist with the process. Ms. Meline sent a follow up email to Mr. DiGiandomenico stating that she would share his concerns with other Board members.

On or about October 24, 2018, Mr. Pirnat spoke to Mr. DiGiandomenico by telephone. Mr. Pirnat asked Mr. DiGiandomenico what specific actions the Board would have to take to avoid a call for a special meeting. Mr. DiGiandomenico said that Mr. Pirnat would have to immediately resign as the Chief Executive Officer and that Mr. Isaacson would have to immediately resign as a director. Mr. Pirnat told Mr. DiGiandomenico that he believed that the disorder and confusion resulting from his immediate resignation would not be in the best interests of the Company, its shareholders, its customers and its employees. Mr. Pirnat also told him that Mr. Isaacson had been duly elected by the Company’s shareholders in May, that he was a valued member of the Board, and that his resignation would be detrimental to the Company and the shareholders.

On October 25, 2018, Mr. Hoffman wrote an email to Mr. DiGiandomenico explaining that clirSPV LLC was a long-term investor and that his decisions as a director would have “…little to do with the short term price of the stock and everything to do with the long term success of the [C]ompany.”

In response to Mr. Hoffman’s email, on October 25, 2018, by email to Mr. Hoffman, which was copied to Ms. Meline and Dr. Bell, Mr. DiGiandomenico stated that his statement soliciting shareholders to join him in requesting a special meeting would be filed on Monday, October 29.

On October 25, 2018, in response to Mr. DiGiandomenico’s email, Mr. Hoffman stated that he wanted to avoid a proxy contest, stating, “It would be helpful to get a clear understanding of what your ultimate goals are. If you would be good enough to enumerate them in a response email, then perhaps we can find a middle ground to avoid an unproductive proxy fight.” In a second email sent to Mr. DiGiandomenico that day, Mr. Hoffman stated “it would be helpful to have a framework for our discussion.”

On October 25, 2018, Mr. DiGiandomenico responded to the email sent by Mr. Hoffman and copied Dr. Bell and Ms. Meline. In his email, Mr. DiGiandomenico suggested that Dr. Bell conduct an evaluation of the Company and that Mr. Tokman serve as interim Chief Executive Officer. He also said he believed he would have the support of the shareholders to hold the special meeting and effect the change he wanted, including putting Mr. Tokman and himself on the Board.

On October 25, 2018, Ms. Meline met with Mr. Tokman in person in Seattle and also spoke with two people who contacted her about their experiences in working with Mr. Tokman.

On October 26, 2018, Mr. Hoffman sent an email to Mr. DiGiandomenico indicating that he had attempted to reach him by telephone but had been unsuccessful. The email stated that Mr. Hoffman and the other directors had spoken and he believed that he had a solution to Mr. DiGiandomenico’s concerns that would allow the two of them to work together. Mr. Hoffman ended the e-mail with the statement, “. . . after all, if we go down the road of a proxy fight, not only would the [C]ompany waste precious resources, but from your perspective, even if you were to win, such a victory would not take place until mid to late January.”

On October 26, 2018, Mr. Hoffman sent Mr. DiGiandomenico a second email, indicating that he wanted to speak to Mr. DiGiandomenico about possibly becoming a director.

On October 28, 2018, Mr. DiGiandomenico had a further telephone conversation with Mr. Hoffman. In that telephone conference, Mr. Hoffman offered Mr. DiGiandomenico a position as a director of the Company and told him that the Board would agree to advancing the date of the annual meeting. Mr. Hoffman and Mr. DiGiandomenico also discussed Mr. Tokman’s experience and the possibility of appointing him as Chief Executive Officer or Chief Operating Officer. Mr. Hoffman also agreed to meet with Mr. Tokman when he was in Seattle, where he was planning to travel on October 29, 2018. Mr. DiGiandomenico told Mr. Hoffman he wanted to think overnight about the offer to become a director and the Board’s offer to advance the date of the annual meeting.

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On October 31, 2018, Mr. Hoffman sent an email to Alex Tokman, asking Mr. Tokman if they could meet while Mr. Hoffman was in Seattle, however, they could not find a mutual time at which they could meet before Mr. Hoffman flew back to New Jersey.

On November 5, 2018, Mr. DiGiandomenico sent an email to Mr. Hoffman, which was copied to Ms. Meline and Dr. Bell, asking him to get in touch with Mr. Tokman.

On November 6, 2018, Mr. Hoffman and Mr. Tokman spoke by telephone for approximately 50 minutes. During that conversation, most of the conversation focused on the Company’s business. Mr. Hoffman asked questions of Mr. Tokman relating to his background, but Mr. Tokman stated that he did not have any experience in the Company’s vertical lines of business and did not provide Mr. Hoffman with substantive information that would help in assessing Mr. Tokman’s candidacy as a director.

On November 6, 2018, Mr. DiGiandomenico contacted Ms. Meline to let her know that he planned to file his solicitation statement at the end of the week unless the Company announced substantial changes. As part of its quarterly earnings release, the Company announced on November 8, 2018 that a search for Mr. Pirnat’s successor was underway with a nationally recognized search firm, but that Mr. Pirnat had agreed to stay on as long as necessary to ensure a smooth transition for the Company and key customers. The press release went on to say that the Board recognized the value of refreshing its membership and was actively working with the National Association of Corporate Directors to find director candidates whose skills and personalities would complement the skills of the incoming Chief Executive Officer and the Board's incumbent members. The press release also disclosed that the Board agreed to reduce the annual compensation paid to non-employee directors and to change the compensation paid to non-employee directors from a cash-based to an all-equity based compensation structure. Finally, the press release indicated that the Board had decided to accelerate the scheduling of the Company's annual meeting to the earliest practical date in order to introduce the Company's shareholders to the new Board members.

On November 9, 2018, Mr. DiGiandomenico filed his preliminary solicitation statement on Schedule 14A.

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QUESTIONS AND ANSWERS ABOUT THIS REQUEST REVOCATION

Who is making this request revocation?

The Board of ClearSign Combustion Corporation.

What are you asking shareholders to do?

We are asking you not to sign Mr. DiGiandomenico’s White Request Card. If you have already signed and returned the White Request Card, we are asking you to revoke your consent by signing, dating and mailing the enclosed GOLD Request Revocation Card immediately in the envelope provided. Finally, even if you have not submitted a White Request Card, we urge you to submit a GOLD Request Revocation Card today.

Who is Anthony DiGiandomenico?

Mr. DiGiandomenico is a principal of MDB Capital Group LLC, which has acted as both an underwriter and a placement agent for the Company since 2012, and he is a holder of 0.42% of our outstanding shares of Common Stock since February 23, 2018.

What is a consent solicitation?

Under Washington law and the Company’s organizational documents, shareholders may act without a meeting and without a vote to call a special meeting of the shareholders if consents in writing setting forth the action to be taken are signed by the holders having not less than at least 10% of the shares of our Common Stock outstanding as of the Record Date.

What does the Board recommend?

The Board strongly believes that the solicitation being undertaken by Mr. DiGiandomenico is simply an attempt to disrupt our process for recruiting new directors so that his directors selected solely by him can be installed. The Board strongly believes that it is not in the best interests of all of the Company’s shareholders to allow a minority shareholder to take control of the Company. Furthermore, asking that we hold a special meeting so close to the annual meeting is a distraction and a waste of time and money. Your Board unanimously opposes the solicitation by Mr. DiGiandomenico and urges shareholders to reject the request that you join with Mr. DiGiandomenico in demanding that the Company hold a special meeting. If you have already returned the White Request Card to Mr. DiGiandomenico’s agent, you may revoke your consent by signing, dating and mailing the enclosed GOLD Request Revocation Card in the envelope provided. Even if you have not returned the White Request Card, we urge you to show your support of the process undertaken by our Board to recruit new directors and a new Chief Executive Officer by submitting a GOLD Request Revocation Card in the envelope provided.

If I have already delivered a White Request Card, is it too late for me to change my mind?

No. Until a demand for a special meeting made by holders of at least 10% of the outstanding shares of our Common Stock is delivered to the Company in accordance with Washington law and the Company’s bylaws, you have the right to revoke your request to hold a special meeting.

When will Mr. DiGiandomenico’s request to hold a special meeting become effective?

In order for the request to call a special meeting to be effective, the Company must receive properly completed and unrevoked written requests signed by the holders of at least 10% of the Company’s Common Stock within 60 days of the Record Date, which is expected to be [___________], 2018, the date that Mr. DiGiandomenico anticipates delivering a signed written request to the Company’s principal place of business.

What is the effect of delivering a GOLD Request Revocation Card?

By signing and dating the enclosed GOLD Request Revocation Card and mailing the card in the postage-paid envelope provided, you will revoke any earlier dated White Request Card that you may have delivered to Mr. DiGiandomenico’s agent. Even if you have not submitted Mr. DiGiandomenico’s White Request Card, we urge you to submit a GOLD Request Revocation Card. Submitting a GOLD Request Revocation Card will have no legal effect if you have not previously submitted Mr. DiGiandomenico’s White Request Card, but it will allow us to keep track of the request process.

7

Who should I call if I have questions about this solicitation?

Please call MacKenzie Partners Inc. toll free at 1-800-322-2885 if you have questions about this solicitation.

THE SPECIAL MEETING REQUEST PROCEDURE

For the special meeting to be properly requested in accordance with Section 2, Subsection 2.2 of our bylaws and Section 23B.07.020 of the Revised Code of Washington, written demands in favor of calling the special meeting must be executed and delivered to the Secretary of the Company by holders representing at least 10% of the outstanding shares of our Common Stock. As a result, holders representing 2,666,098 shares of Common Stock will need to submit executed and unrevoked White Request Cards in order to request a special meeting. Persons beneficially owning our Common Stock (but not holders of record), such as persons whose ownership of our Common Stock is through a broker, bank, financial institution or other nominee holder, may wish to contact such broker, bank, financial institution or other nominee holder and instruct such person to execute the GOLD Request Revocation Card on their behalf. Any failure to submit a White Request Card will have the same effect as submitting a GOLD Request Revocation Card.

Additionally, even if you have not already submitted a White Request Card, you may elect to execute and submit the GOLD Request Revocation Card to communicate that you do not believe a special meeting is necessary or to express your opposition to a special meeting.

Effectiveness of White Request Cards

If White Request Cards have been delivered from holders of our Common Stock representing less than 10% of the outstanding Common Stock, then the Company is not obligated to call a special meeting.

In accordance with Section 2, Subsection 2.5.3.3 of our bylaws, if a special meeting is duly requested by holders of our Common Stock representing at least 10% of the outstanding Common Stock, the Company is required, within 30 days of the request, to provide notice of a special meeting of shareholders to be held on a date and place as the Secretary may fix. Such notice must be given not less than 10 nor more than 60 days before the special meeting is to be held. Taking no action with the White Request Card will, in effect, be rejecting Mr. DiGiandomenico’s plan to demand a special meeting. Abstentions, failures to consent and broker non-votes will have the same effect as withholding consent.

The Special Meeting

If Mr. DiGiandomenico is successful in his efforts to solicit White Request Cards from the requisite shareholders and the Company is required to hold a special meeting, the Company will advise its shareholders of its recommendation as to any matters to be considered at such special meeting.

Effect of GOLD Request Revocation Card

A shareholder may revoke any previously signed White Request Card by signing, dating and returning to the Company a GOLD Request Revocation Card. A White Request Card may also be revoked by delivery of a written revocation of your request to Mr. DiGiandomenico’s agent. Shareholders are urged, however, to return all request revocations in the pre-paid envelope provided or by mail to MacKenzie Partners, Inc., 1407 Broadway, 27th Floor, New York, New York 10018, Attn: Bob Marese. The Company requests that if a revocation is instead delivered to Mr. DiGiandomenico’s agent, a copy of the revocation also be returned in the envelope provided so that the Company will be aware of all revocations.

8

By signing and delivering the GOLD Request Revocation Card, you will be deemed to have revoked any White Request Card for a special meeting.

Any GOLD Request Revocation Card may itself be revoked by marking, signing, dating and delivering a written revocation of your GOLD Request Revocation Card to the Company, or to MacKenzie Partners, Inc., 1407 Broadway, 27th Floor, New York, New York 10018, Attn: Bob Marese, or by delivering to Mr. DiGiandomenico’s agent a subsequently dated White Request Card.

The revocation of any previously delivered White Request Card or GOLD Request Revocation Card must be signed and have a date subsequent to the previously delivered White Request Card or GOLD Request Revocation Card. Only a later dated GOLD Request Revocation Card can revoke a previously submitted White Request Card. The revocation is not required to state the number of shares of Common Stock held unless you wish to revoke your White Request Card with respect to less than all shares of Common Stock as to which you previously requested the special meeting, in which case you must state the number of shares of Common Stock to which your revocation relates. In addition, if you have more than one account with respect to which you have delivered a White Request Card, the revocation should identify the relevant account for which the White Request Card is being revoked.

If any Common Stock that you owned on the Record Date was held for you in an account with a brokerage firm, bank nominee or other similar “street name” holder, you are not entitled to sign a White Request Card with respect to such Common Stock directly, but rather must give instructions to the brokerage firm, bank nominee or other “street name” holder to grant or revoke a White Request Card for the Common Stock held in your name. Accordingly, you should follow the instructions on the GOLD Request Revocation Card to make a request with respect to your Common Stock. Alternatively, you can contact the person responsible for your account and direct him or her to execute the enclosed GOLD Request Revocation Card on your behalf. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions to the Company at 12870 Interurban Avenues South, Seattle, Washington 98168 so that the Company will be aware of your instructions and can attempt to ensure that your instructions are followed.

YOU HAVE THE RIGHT TO REVOKE ANY WHITE REQUEST CARD YOU MAY HAVE PREVIOUSLY GIVEN TO MR. DIGIANDOMENICO OR HIS AGENT. TO DO SO, YOU NEED ONLY SIGN, DATE AND RETURN IN THE ENCLOSED PRE-PAID ENVELOPE THE GOLD REQUEST REVOCATION CARD ACCOMPANYING THIS REQUEST REVOCATION STATEMENT.

You should carefully review this Request Revocation Statement. YOUR TIMELY RESPONSE IS IMPORTANT. You may reject Mr. DiGiandomenico’s solicitation by promptly completing, signing, dating and returning the enclosed GOLD Request Revocation Card in the pre-paid envelope provided. Please be aware that if you sign a White Request Card, you will be deemed to have requested a special meeting in accordance with Mr. DiGiandomenico’s solicitation statement.

Results of Solicitation

The Company intends to notify shareholders by press release as to whether the requisite White Request Cards have been received for calling a special meeting following the Company’s receipt of written notice and confirmation of such White Request Cards.

APPRAISAL RIGHTS

Holders of the Company’s Common Stock do not have appraisal rights under Washington law in connection with Mr. DiGiandomenico’s solicitation or this solicitation by the Company.

SOLICITATION OF REQUEST REVOCATIONS

The cost of this Request Revocation Statement will be borne by the Company. We expect that the total expenditures relating to the Company’s consent revocation solicitation (other than salaries and wages of officers and employees) will be approximately $________, of which approximately $________ has been incurred as of the date hereof. The Company’s outside counsel has retained MacKenzie Partners, Inc. on behalf of the Company in connection with this Request Revocation Statement. The Company will pay MacKenzie Partners, Inc. $125,000 for its services in this matter plus reimbursement of reasonable out-of-pocket expenses. MacKenzie Partners, Inc. expects that approximately 25 of its employees will assist in the solicitation. The Company has agreed to indemnify MacKenzie Partners, Inc. against certain liabilities and expenses, including certain liabilities under the federal securities laws. If a special meeting is called, the Company’s outside counsel expects to continue to retain the services of MacKenzie Partners, Inc. on behalf of the Company.

9

In addition to solicitation by mail, directors, officers and other regular employees of the Company may, without additional compensation, solicit request revocations in person, or by telephone, facsimile, email, internet, text messaging, or other forms of electronic communication. Other than the persons described above, no general class of employee of the Company will be employed to solicit shareholders. However, in the course of their regular duties, employees may be asked to perform clerical or ministerial tasks in furtherance of this solicitation. The Company will reimburse brokerage houses, banks, custodians and other nominees and fiduciaries for out-of-pocket expenses incurred in forwarding the Company’s Request Revocation Statement materials to, and obtaining instructions relating to such materials from, beneficial owners of our Common Stock.

PARTICIPANTS IN THE COMPANY’S SOLICITATION

Under applicable SEC regulations, each of our directors and certain executive officers of the Company are deemed to be “participants” in this solicitation of consent revocations. Please refer to the sections entitled “Security Ownership of Certain Beneficial Owners and Management” and “Certain Information Regarding Participants in this Consent Revocation Solicitation” in Annex A for information about our directors and certain of our executive officers who are deemed to be participants in the solicitation. Except as described in this Request Revocation Statement, there are no agreements or understandings between the Company and any such participants relating to future employment with the Company or any future transactions.

Except as set forth above, neither the Company nor any person acting on its behalf has employed, retained or agreed to compensate any person to make solicitations or recommendations to shareholders of the Company concerning the request revocation solicitation.

Security Ownership Of Certain Beneficial Owners And Management

The table below sets forth, as of November 13, 2018 (the “Computation Date”), information with respect to each of our directors, each of our named executive officers, all of our directors and officers as a group and shareholders who were known to the Company to be the beneficial owners of more than 5% of the outstanding Common Stock.

Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC. Under these rules, beneficial ownership generally includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares that an individual or entity has the right to acquire ownership of on or before January 12, 2019, which is 60 days from the Computation Date. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our Common Stock that could be issued upon the exercise of outstanding options and warrants that are exercisable on or before January 12, 2019 are considered to be outstanding. These shares, however, are not considered outstanding as of the Computation Date when computing the percentage ownership of each other person.

To our knowledge, except as indicated in the footnotes to the following table and subject to state community property laws where applicable, all beneficial owners named in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Percentage of ownership is based on our shares of Common Stock outstanding as of the Computation Date.

10

Name and Address of Beneficial Owner (1)	Amount of Beneficial Ownership		Percent of Class
Directors and Officers

Stephen E. Pirnat, Chief Executive Officer and director	444,808	(3)	1.6%

Roberto Ruiz, Ph.D., Chief Operating Officer	136,213	(4)	0.5%

Donald W. Kendrick, Ph.D., Chief Technology Officer	114,457	(5)	0.4%

Lon E. Bell, Ph.D., director	410,079	(6)	1.5%

Scott Isaacson, director	109,421	(7)	0.4%

Susanne Meline, director	47,038	(8)	0.2%

Robert T. Hoffman Sr., Chairperson of the Board	5,812,616	(9)	21.8%

All directors and officers as a group	7,086,882	(10)	26.5%

5% Shareholder

clirSPV LLC	5,692,397	(11)	21.4%

(1) The address of each officer and director is 12870 Interurban Avenue South, Seattle, Washington 98168.

(2) Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and is generally assigned to the person holding voting power and/or investment power with respect to securities. With the exception of the securities beneficially owned by our officers and directors and their affiliates, the ownership of the shares of Common Stock listed above were determined using public records.

(3) Includes options to purchase 322,500 shares of Common Stock and warrants to purchase 8,361 shares of Common Stock which may be exercised on or before January 12, 2019. Excludes options to purchase 7,500 shares of Common Stock, none of which will vest on or before January 12, 2019.

(4) Includes options to purchase 101,500 shares of Common Stock and warrants to purchase 1,840 shares of Common Stock which may be exercised on or before January 12, 2019. Excludes options to purchase 40,000 shares of Common Stock, none of which will vest on or before January 12, 2019.

(5) Includes options to purchase 55,624 shares of Common Stock and warrants to purchase 4,000 shares of Common Stock which may be exercised on or before January 12, 2019. Excludes options to purchase 49,376 shares of Common Stock, none of which will vest on or before January 12, 2019.

(6) Includes warrants to purchase 35,336 shares of Common Stock which may be exercised on or before January 12, 2019.

(7) Includes warrants to purchase 8,242 shares of Common Stock which may be exercised on or before January 12, 2019.

(8) Includes warrants to purchase 4,545 shares of Common Stock which may be exercised on or before January 12, 2019.

(9) GPCLIRSPV LLC, the managing member of clirSPV LLC, has voting and investment power over the Common Stock. Mr. Hoffman is the managing member of GPCLIRSPV LLC. GPCLIRSPV LLC and Mr. Hoffman each disclaim beneficial ownership over the Common Stock. The total includes 110,519 shares of Common Stock held in an IRA account and warrants to purchase 9,700 shares of Common Stock that may be exercised on or before January 12, 2019.

(10) Includes 12,250 shares beneficially held by the Company’s interim Chief Financial Officer who is not a named executive officer.

(11) This amount represents 5,213,543 shares of issued and outstanding Common Stock and 478,854 shares of Common Stock that clirSPV LLC has the right to purchase pursuant to the terms of the Stock Purchase Agreement entered into on July 12, 2018. The right to purchase will expire on February 1, 2019. The address of clirSPV LLC is 119 Warren Avenue, Third Floor, Spring Lake, New Jersey 07762.

As of November 13, 2018, 26,660,980 shares of the Company’s Common Stock were outstanding.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for the Company.

A single Request Revocation Statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from one or more of the affected shareholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent to the practice. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Request Revocation Statement, and, if applicable, other proxy materials please notify your broker or our Corporate Secretary at 12870 Interurban Avenue South, Seattle, Washington 98168 or at (206) 673-4848. Shareholders who currently receive multiple copies of the Request Revocation Statement and, if applicable, other proxy materials at their address and would like to request “householding” of their communications should contact their broker.

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SHAREHOLDER PROPOSALS FOR 2019 ANNUAL MEETING

Shareholder proposals submitted to the Company pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, for inclusion in the Company’s proxy statement and form of proxy for the 2019 annual meeting of shareholders must be received by the Company no later than December 19, 2018, which is 120 calendar days before the one-year anniversary of the date on which the Company first mailed the proxy statement for the 2018 annual shareholder meeting, and must comply with the requirements of the proxy rules promulgated by the SEC. Shareholder proposals should be addressed to our Corporate Secretary at 12870 Interurban Avenue South, Seattle, Washington 98168.

Any shareholder wishing to nominate a director at the Company’s 2019 annual meeting must notify the Company’s Secretary in writing on or before January 3, 2019 and include in such notice the specific information required by the Company in its policy regarding shareholder candidates for nomination as a director, which can be found on the Company’s website under the “Investors” tab.

Proposals or nominations from shareholders received after these deadlines will not be considered timely for consideration at the 2019 annual meeting.

WHERE YOU CAN FIND MORE INFORMATION

The Company is required to file annual, quarterly and current reports and other information with the SEC. Our SEC filings are also available to the public at the SEC’s website at www.sec.gov. You also may obtain free copies of the documents the Company files with the SEC by going our website at www.clearsign.com. The information provided on our website is not part of this Request Revocation Statement, and therefore is not incorporated by reference.

Shareholders are entitled to express their views regarding the topics raised in this Request Revocation Statement or other matters directly to the Company through written communications sent directly to the attention of the Board, any individual director or the non-employee directors as a group, by written communications addressed in care of the Company’s Secretary, ClearSign Combustion Corporation, 12870 Interurban Avenue South, Seattle, Washington 98168.

IMPORTANT

We urge you NOT to return any White Request Card solicited from you by Mr. DiGiandomenico. If you have previously returned any White Request Card, you have every right to revoke your consent. Simply complete, sign, date and mail the enclosed GOLD Request Revocation Card in the postage-paid envelope provided, whether or not you previously returned the White Request Card.

If you have questions or need assistance revoking any White Request Card you may have previously submitted, please contact:

1407 Broadway

New York, New York 10018

Please Call Toll Free: 800-322-2885

Email: proxy@mackenziepartners.com

Regardless of the number of shares of the Company’s Common Stock that you own, your views are very important. Thank you for your consideration.

12

ANNEX A

ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, members of the Board, the Board’s nominees, and certain officers and other employees of the Company are “participants” with respect to the Company’s solicitation. The following sets forth certain information about such persons (the “Participants”).

Directors

The names and present principal occupation of our directors, each a Participant, are set forth below. The business address for each of the Company’s directors is 12870 Interurban South, Seattle, Washington 98168.

Name	Present Principal Occupation
Steven E. Pirnat	Chairman & Chief Executive Officer, ClearSign Combustion Corporation
Lon E. Bell, Ph.D.	Director and Executive Officer, Ideal Power Inc.
Scott P. Isaacson	Consultant, Self-employed
Susanne L. Meline	General Counsel and Investment Analyst, Francis Capital Management
Robert Hoffman Sr.	Managing Member, clirSPV LLC

Officers and Employees

Executive officers and employees of the Company who are Participants are Steven E. Pirnat, Roberto Ruiz, Ph.D., Donald Kendrick, Ph.D., Brian Fike and Stephen M. Sock. The business address for each is 12870 Interurban South, Seattle, Washington 98168. Their present principal occupations are stated below:

Name	Present Principal Occupation
Steven E. Pirnat	Chairman & Chief Executive Officer, ClearSign Combustion Corporation
Roberto Ruiz, Ph.D.	Chief Operating Officer, ClearSign Combustion Corporation
Donald Kendrick, Ph.D.	Chief Technology Officer, ClearSign Combustion Corporation
Brian G. Fike	Interim Chief Financial Officer, ClearSign Combustion Corporation
Stephen M. Sock	Senior VP of Business Development, ClearSign Combustion Corporation

Information Regarding Ownership of the Company’s Securities by Participants

The number of the Company’s securities beneficially owned by the Participants as of November 13, 2018 is set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in this Request Revocation Statement.

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth information regarding purchases and sales of the Company’s securities by the Participants within the past two years. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

A-1

Name	Date	Title of Security	Number of Shares	Transaction
Lon E. Bell, Ph.D.	09/28/2018	Common Stock	6,757	Grant, Award or Other Acquisition
	06/29/2018	Common Stock	13,514	Grant, Award or Other Acquisition
	02/27/2018	Common Stock	111,000	Open Market Purchase
	02/10/2017	Common Stock	27,778	Grant, Award or Other Acquisition
	01/25/2017	Common Stock	35,336	Acquired Based on Subscription Rights
Brian G. Fike	04/12/2018	Common Stock	25,000	Grant, Award or Other Acquisition
	02/27/2018	Common Stock	1,000	Open Market Purchase
	06/23/2017	Common Stock	10,000	Grant, Award or Other Acquisition
Scott P. Isaacson	09/28/2018	Common Stock	6,757	Grant, Award or Other Acquisition
	06/29/2018	Common Stock	13,514	Grant, Award or Other Acquisition
	02/10/2017	Common Stock	27,778	Grant, Award or Other Acquisition
	01/25/2017	Common Stock	8,242	Acquired Based on Subscription Rights
	12/31/2016	Common Stock	3,676	Grant, Award or Other Acquisition
Robert Hoffman Sr.	12/01/2017	Common Stock	22,500	Open Market Purchase
	11/30/2017	Common Stock	4,000	Open Market Purchase
	11/29/2017	Common Stock	1,000	Open Market Purchase
	11/29/2017	Warrants	2,000	Open Market Sale
	11/27/2017	Common Stock	500	Open Market Purchase
	10/26/2017	Common Stock	1,000	Open Market Purchase
	10/25/2017	Common Stock	19	Open Market Purchase
	10/23/2017	Common Stock	1,000	Open Market Purchase
	10/20/2017	Common Stock	2,000	Open Market Purchase
	08/15/2017	Common Stock	2,500	Open Market Purchase
	07/31/2017	Warrants	2,500	Open Market Purchase
	07/25/2017	Common Stock	1,584	Open Market Purchase
	07/24/2017	Common Stock	530	Open Market Purchase
	07/21/2017	Common Stock	435	Open Market Purchase
	07/13/2017	Common Stock	18	Open Market Purchase
	06/27/2017	Common Stock	433	Open Market Purchase
	06/09/2017	Common Stock	3,000	Open Market Purchase
	06/05/2017	Common Stock	5,000	Open Market Purchase
	05/30/2017	Common Stock	2,000	Open Market Purchase
	05/16/2017	Common Stock	1,800	Open Market Purchase
	02/14/2017	Common Stock	600	Open Market Purchase
	02/13/2017	Common Stock	400	Open Market Purchase
	01/27/2017	Common Stock	9,200	Acquired in Connection with a Rights Offering
	01/27/2017	Warrants	9,200	Acquired in Connection with a Rights Offering
	01/27/2017	Common Stock	1,000	Open Market Purchase
	01/24/2017	Common Stock	1,000	Open Market Purchase
	01/11/2017	Common Stock	3,000	Open Market Purchase
	12/13/2016	Common Stock	881	Open Market Purchase
	12/12/2016	Common Stock	1,592	Open Market Purchase
	12/09/2016	Common Stock	8,302	Open Market Purchase
	12/08/2016	Common Stock	2,606	Open Market Purchase
	12/05/2016	Common Stock	2,500	Open Market Purchase
Donald W. Kendrick	04/12/2018	Common Stock	30,000	Grant, Award or Other Acquisition
	12/04/2017	Common Stock	5,000	Open Market Purchase
	08/22/2017	Common Stock	5,000	Open Market Purchase
	06/23/2017	Common Stock	25,000	Grant, Award or Other Acquisition
	02/10/2017	Common Stock	20,833	Grant, Award or Other Acquisition
	01/25/2017	Common Stock	1,400	Acquired Based on Subscription Rights
	01/25/2017	Common Stock	2,600	Acquired Based on Subscription Rights
Susanne L. Meline	09/28/2018	Common Stock	6,757	Grant, Award or Other Acquisition
	06/29/2018	Common Stock	13,514	Grant, Award or Other Acquisition
	02/27/2018	Common Stock	22,222	Open Market Purchase
Steven E. Pirnat	02/27/2018	Common Stock	10,000	Open Market Purchase
	08/21/2017	Common Stock	1,000	Open Market Purchase
	02/10/2017	Common Stock	52,778	Grant, Award or Other Acquisition
	01/25/2017	Common Stock	8,361	Acquired Based on Subscription Rights
Roberto Ruiz, Ph.D.	04/20/2018	Common Stock	20,000	Grant, Award or Other Acquisition
	08/18/2017	Common Stock	1,000	Open Market Purchase
	06/23/2017	Common Stock	10,000	Grant, Award or Other Acquisition
	02/10/2017	Common Stock	20,833	Grant, Award or Other Acquisition
	01/25/2017	Common Stock	1,080	Acquired Based on Subscription Rights
	01/25/2017	Common Stock	760	Acquired Based on Subscription Rights

Miscellaneous Information Concerning Participants

Other than as set forth in this Annex A or elsewhere in this Request Revocation Statement and based on the information provided by each Participant, none of the Participants or their associates (i) beneficially owns (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, or owns of record but not beneficially, any shares of Common Stock or other securities of the Company or any of its subsidiaries or (ii) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon in connection with this solicitation. In addition, neither the Company nor any of the Participants listed above is now or has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies. No Participant has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) during the past ten years.

Other than as set forth in this Annex A or elsewhere in this Request Revocation Statement and based on the information provided by each Participant, neither the Company nor any of the Participants listed above or any of their associates have or will have (i) any arrangements or understandings with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

A-2

PRELIMINARY COPY—SUBJECT TO COMPLETION DATED NOVEMBER 19, 2018

GOLD REQUEST REVOCATION CARD

REVOCATION OF WRITTEN REQUEST

FOR A SPECIAL MEETING OF SHAREHOLDERS

This revocation of written request is solicited on behalf of ClearSign Combustion Corporation (the “Company”) by the Company’s Board of Directors in opposition to the solicitation by Anthony DiGiandomenico, to call a special meeting of the shareholders of the Company (“Shareholders”).

We urge you to sign, date and return this GOLD Request Revocation Card.

The undersigned Shareholder, acting with regard to all the Common Stock of the Company entitled to vote and held by the undersigned, hereby REVOKES any previously executed White Request Card (a “White Request Card”) delivered to Anthony DiGiandomenico, requesting the call of a special meeting of Shareholders described in Anthony DiGiandomenico’s solicitation statement, and hereby confirms that the undersigned has the power to deliver a revocation of any White Request Card for the number of shares of Common Stock represented hereby.

You may revoke any previously executed White Request Card regarding the solicitation by Anthony DiGiandomenico for the call of a special meeting by signing, dating and returning this GOLD Request Revocation Card to the Company in the enclosed postage paid envelope or by mailing to:

MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, New York 10018
Attn: Bob Marese

Unless you specify otherwise, by signing, dating and returning this GOLD Request Revocation Card, you will be deemed to have revoked any previously submitted written request for a special meeting with respect to all of the shares of the Company’s Common Stock you own beneficially and/or of record.

IN ORDER FOR YOUR REVOCATION CARD TO BE VALID, IT MUST BE SIGNED AND DATED.

Dated

Signature

Signature (if held jointly)

Name and Title(s) (if applicable)
Number of Shares of Common Stock

Please sign this GOLD Request Revocation Card exactly as your name appears above. If signing as an attorney, administrator, executor, guardian or trustee, please give your title as such. If you are a corporation, this signature should be that of an authorized officer who should state his or her title. If you are a partnership, sign in the partnership name by an authorized person. Signed GOLD Request Revocation Cards will be deemed to revoke all previously given White Request Cards for the number of shares of Common Stock represented by the above signed.